SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       July 2, 2002
                                                  -------------------


                           SENESCO TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       001-35354               84-1368850
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



303 George Street, Suite 420, New Brunswick, New Jersey              08901
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code  (732) 296-8400
                                                  -----------------------------




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS.


        Senesco Technologies, Inc. (the "Company") posted the Company's annual Letter to Stockholders and a Research and Development update on its Company web site at www.senesco.com. The Letter to Stockholders reviews corporate events that occurred during the past fiscal year and outlines key goals and objectives for the upcoming fiscal year. Specifically, the letter addresses securing additional long-term equity financing, the Company's new listing on the American Stock Exchange, its license agreements with Harris Moran Seed Company and ArborGen, LLC, and its joint venture with Rahan Meristem. The Research and Development update discusses the expansion of the Company's ongoing research and development programs, including the potential applicability of the Company's gene technology in targeting major diseases in humans and animals.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

          Exhibit No.        Description of Exhibits
          -----------        -----------------------

            99.1 Press Release dated July 2, 2002, announcing the posting of the Company's annual Letter to Stockholders and a Research and Development update on its Company web site.

            99.2             Annual Letter to Stockholders dated July 1, 2002.

            99.3             Research and Development update dated July 1, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SENESCO TECHNOLOGIES, INC.


                                     By: /s/ Bruce C. Galton
                                         ---------------------------------------
                                         Bruce C. Galton
                                         President and Chief Executive Officer


July 3, 2002